UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019

iMedia Brands, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-37495	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road,

Eden Prairie, Minnesota 55344-3433

(Address of principal executive offices)

(952) 943-6000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	IMBI	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On November 20, 2019, we issued a press release disclosing our results of operations and financial condition for our third fiscal quarter ended November 2, 2019. The press release is furnished herewith as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in that filing.

Item 3.02	Unregistered Sales of Equity Securities

On November 18, 2019, we entered into a commercial agreement (“Agreement”) and restricted stock unit award agreement (“RSU Agreement”) with ABG-Shaq, LLC (“Shaq”) pursuant to which certain products would be sold bearing certain intellectual property rights of Shaquille O’Neal on the terms and conditions set forth in the Agreement. In exchange for such services and pursuant to the RSU Agreement, we issued 4,000,000 restricted stock units to Shaq (the “Shaq RSUs”) that vest in three separate tranches: the first tranche of 1,333,333 Shaq RSUs will vest upon grant, the second tranche of 1,333,333 Shaq RSUs will vest February 1, 2021 and the final tranche of 1,333,334 Shaq RSUs will vest February 1, 2022. Additionally, in connection with the Agreement, we entered into a registration rights agreement with respect to the Shaq RSUs pursuant to which we agreed to register the common stock issuable upon settlement of the Shaq RSUs in accordance with the terms and conditions therein. The Shaq RSUs each settle for one share of our common stock. A copy of the RSU Agreement and registration rights agreement are attached as Exhibit 10.1 and Exhibit 10.2 to this Form 8-K and incorporated by reference herein. The foregoing is a summary of the terms of these agreements and is qualified in its entirety by the terms of these agreements.

All of the securities described in this Current Report on Form 8-K were or will be offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act, and Rule 506 of Regulation D promulgated thereunder. The offerings were made to “accredited investors” (as defined by Rule 501 under the Securities Act).

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits

The following exhibits are being filed or furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Restricted Stock Unit Award Agreement, dated as of November 18, 2019, by and between iMedia Brands, Inc. and ABG-Shaq, LLC
10.2	Registration Rights Agreement, dated as of November 18, 2019, by and between iMedia Brands, Inc. and ABG-Shaq, LLC
99.1	Press Release dated November 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2019	iMedia Brands, Inc.

	By:	/s/ James Spolar
James Spolar
Senior Vice President, General Counsel and Secretary